Third Quarter 2014 Investor Presentation * * * * * * * EXHIBIT 99.1

New York Community Bancorp, Inc. Page 2
Cautionary Statements
Forward-Looking Statements and Associated Risk Factors
Certain statements in this presentation, like those made in our other written and oral communications, are “forward-looking statements”
within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.
Such forward-looking statements generally pertain to management’s goals, intentions, and expectations regarding such matters as revenues, earnings, funding, loan production, asset quality, capital, regulations, and acquisitions of other banks or thrifts.  In addition, such forward-looking statements may also address the estimated costs and benefits of our actions; our assessments of interest rates and other market factors that may influence our performance; and our ability to achieve our financial and other strategic goals.
It is important to note that forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which may change over time.  Accordingly, our actual results and events could differ materially from those anticipated in our forward-looking statements, and our future performance could differ materially from our historical results.
You will find more detailed information regarding these factors in our filings with the U.S. Securities and Exchange Commission, including in the “Risk Factors” section of our 2013 Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q for the three months ended March 31, and June 30, 2014.  In addition, it should be noted that our forward-looking statements speak only as of the date of this presentation.  We do not undertake to update our forward-looking statements to reflect the impact of events or circumstances that may arise after the date on which such statements are made.
Our Use of Non-GAAP Financial Measures
This presentation may contain certain non-GAAP financial measures which management believes to be useful to investors in understanding the Company’s performance and financial condition and in comparing our performance and financial condition to those of other banks. Such non-GAAP financial measures are not to be considered in isolation or as a substitute for measures calculated in accordance with GAAP.  Reconciliations of our GAAP and non-GAAP financial measures are included in the Appendix and may also be found in our earnings releases and under “Strategies and Results” at ir.myNYCB.com.

New York Community Bancorp, Inc. Page 3
We are one of the top 25 U.S. bank holding companies.
Note:  Except as otherwise indicated, all industry data was provided by SNL Financial as of 10/31/14.
(a) Bloomberg
Assets Deposits
Multi-Family
Loans
Market Cap
Total Return
on Investment
$48.7 billion $28.3 billion $22.9 billion $7.0 billion 4,216%
With assets of
$48.7 billion at
9/30/14, we are
the 21st largest
U.S. bank holding
company.
With deposits of
$28.3 billion and
over 270 branches
in Metro New
York, New Jersey,
Ohio, Florida, and
Arizona, we
currently rank
22nd among the
nation’s largest
depositories.
With a portfolio of
$22.9 billion at the
end of September,
we are a leading
producer of multi-
family loans in
New York City.
With a market cap
of $7.0 billion at
9/30/14, we rank
20th among the
nation’s publicly
traded banks and
thrifts.
From 11/23/93
through 9/30/14,
we provided our
charter investors
with a total return
on investment of
4,216%.
(a)

3rd Quarter 2014 Performance Highlights * * * * * * * ****************

New York Community Bancorp, Inc. Page 5
(dollars in thousands, except per share data)
(a) Cash earnings is a non-GAAP financial measure. Please see page 29 for a reconciliation of our GAAP and cash earnings.
(b) ROTA and ROTE are non-GAAP financial measures. Please see page 30 for additional information.
(c) Please see page 31 for a reconciliation of our efficiency and cash efficiency ratios.
We generated solid earnings in 3Q 2014.
PERFORMANCE HIGHLIGHTS
GAAP Earnings Cash Earnings (a)
3Q 2014 2Q 2014 3Q 2014 2Q 2014
Strong Profitability Measures:
Earnings $120,258 $118,688 $129,605 $128,571
EPS $0.27 $0.27 $0.29 $0.29
Return on average tangible assets
(b)
1.06% 1.06% 1.13% 1.13%
Return on average tangible stockholders’ equity
(b)
14.59 14.46 15.57 15.50
Net interest margin 2.69 2.66 2.69 2.66
Efficiency ratio
(c)
43.35 43.37 41.29 41.20

New York Community Bancorp, Inc. Page 6
Our balance sheet measures reflect stability and strength.
Balance Sheet Asset Quality Company Capital Bank Capital
Ratios to Total Assets
at 9/30/14
At or for the 3 Months Ended
9/30/14 9/30/14 9/30/14
•
Total loans = 72.8%
•
Securities = 15.4%
•
Deposits = 58.2%
• Wholesale borrowings =
28.8%
• Non-performing loans
(a)
/
total loans
(a)
= 0.25%
• Non-performing assets
(b)
/
total assets
(b)
= 0.31%
• Net charge-offs / average
loans = (0.00)%
(non-
annualized)
• Stockholders’ equity / total
assets = 11.87%
• Tangible stockholders’
equity / tangible assets
excluding accumulated
other comprehensive loss,
net of tax = 7.21%
(c)
• Leverage capital ratio =
8.05%
• Tier 1 capital ratio =
12.10%
The Community Bank:
• Leverage capital ratio =
7.65%
• Tier 1 capital ratio =
11.63%
The Commercial Bank:
• Leverage capital ratio =
10.06%
• Tier 1 capital ratio =
13.25%
(a) Non-performing loans and total loans exclude covered loans.
(b) Non-performing assets and total assets exclude covered loans and covered OREO.
(c) Tangible stockholders’ equity and tangible assets are non-GAAP financial measures. Please see page 32 for additional information.

A Successful Business Model * * * * * * * ****************

New York Community Bancorp, Inc. Page 8
Our business model has consistently focused on building
value for our investors.
Multi-Family
Lending
Strong Credit
Standards/
Superior Asset
Quality
Residential
Mortgage
Banking
Efficient
Operation
Growth
through
Acquisitions
We have originated
$55.4 billion of
multi-family loans
over the course of
our public life.
Net charge-offs
have averaged a
mere 0.04% since
1993.
Since January
2010, our
residential
mortgage banking
operation has
originated $37.1
billion of 1-4 family
loans for sale and
generated
mortgage banking
income of $568.0
million.
Our efficiency ratio
has consistently
ranked in the top
3% of all banks and
thrifts.
Our assets have
grown from $1.9
billion to $48.7
billion since our
first acquisition in
November 2000.

Multi-Family Loan Production * * * * * * * ****************

New York Community Bancorp, Inc. Page 10
60.9% of the rental housing units in New York City are subject to rent regulation and therefore feature below-market rents.
(a)
Rent-regulated buildings are more likely to retain their tenants and, therefore, their revenue stream in a downward credit cycle.
Our focus on multi-family lending in this niche market has contributed to our record of asset quality.
Multi-family loans are less costly to produce and service than other types of loans, and therefore contribute to our superior efficiency.
Our focus on multi-family lending on rent-regulated buildings has enabled us to distinguish ourselves from our industry peers.
(a)
Source:  New York City Rent Guidelines Board 2014 Housing Supply Report

New York Community Bancorp, Inc. Page 11
We are the leading producer of multi-family loans for
portfolio in New York City.
PORTFOLIO STATISTICS
AT 9/30/2014
MULTI-FAMILY
LOAN PORTFOLIO
(in millions)
•
•
•
•
% of non-covered loans held for
investment = 70.9%
Average principal balance = $4.8 million
Expected weighted average life = 2.8 years
% of our multi-family loans located in Metro
New York = 84.6%

New York Community Bancorp, Inc. Page 12
Our commercial real estate loans feature the same structure
as our multi-family loans.
PORTFOLIO STATISTICS
AT 9/30/2014
% of non-covered loans held for
investment = 23.8%
Average principal balance = $4.9 million
Expected weighted average life = 3.4 years
% of our CRE loans located in Metro New
York = 92.0%
Our CRE loans are typically collateralized by
office buildings, retail centers, mixed-use
buildings, and multi-tenanted light industrial
properties.
(in millions)
COMMERCIAL REAL ESTATE
LOAN PORTFOLIO

Asset
Quality
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0.54%
0.00%
1.28%
0.00%
1.50%
0.04%
1.17%
0.07%
0.91%
0.06%
1989
1990
1991
1992
1993
0.68%
0.00%
1.63%
0.03%
2.83%
0.13%
2.89%
0.21%
2007
2008
2009
2010
1.77%
0.35%
1.24%
0.13%
0.76%
0.05%
0.20%
0.01%
2011
2012
2013
9M 2014

New York Community Bancorp, Inc. Page 14
S & L Crisis
We have been distinguished by our low level of net charge-
offs in downward credit cycles.
NET CHARGE-OFFS / AVERAGE LOANS
5-Year Total
NYCB:  17 bp
SNL U.S. Bank and Thrift Index: 540 bp
4-Year Total
NYCB: 37 bp
SNL U.S. Bank and Thrift Index: 803 bp
SNL U.S. Bank and Thrift Index NYCB
Great Recession Current Credit Cycle
4-Year Total
NYCB: 54 bp
SNL U.S. Bank and Thrift Index: 397 bp
* Annualized
*

2.91%
1.46%
4.00%
2.48%
4.05%
2.10%
3.41%
2.83%
2.35%
1.51%
12/31/89
12/31/90
12/31/91
12/31/92
12/31/93

1.11%
0.11%
2.71%
0.51%
4.17%
2.47%
3.56%
2.63%
12/31/07
12/31/08
12/31/09
12/31/10

2.60%
1.28%
2.22%
0.96%
1.66%
0.35%
0.89%
0.25%
12/31/11
12/31/12
12/31/13
9/30/14

New York Community Bancorp, Inc. Page 15
S & L Crisis
The quality of our loan portfolio continues to exceed that of our industry.
Great Recession Current Credit Cycle
NON-PERFORMING LOANS
(a)(b)
/ TOTAL LOANS
(a)
(a) Non-performing loans and total loans exclude covered loans.
(b) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
Average NPLs/Total Loans
NYCB: 2.08%
SNL U.S. Bank and Thrift Index: 3.34%
Average NPLs/Total Loans
NYCB: 1.43%
SNL U.S. Bank and Thrift Index: 2.89%
SNL U.S. Bank and Thrift Index NYCB
Average NPLs/Total Loans
NYCB: 0.71%
SNL U.S. Bank and Thrift Index: 1.84%

New York Community Bancorp, Inc. Page 16
The quality of our assets reflects the nature of our lending niche and our strong underwriting standards.
Conservative
Underwriting
Active Board
Involvement
Multiple
Appraisals
Risk-Averse Mix of
Non-Covered Loans
Held for Investment
(at 9/30/14)
•
Conservative loan-to-
value ratios
•
Conservative debt
coverage ratios: 120%
for multi-family loans,
and 130% for
commercial real estate
(“CRE”) loans
•
Multi-family and CRE
loans are based on the
lower of economic or
market value.
•
All loans originated for
portfolio are reviewed
by the Mortgage or
Credit Committee (a
majority of the Board of
Directors).
•
A member of the
Mortgage or Credit
Committee participates
in inspections on multi-
family loans in excess of
$7.5 million, and CRE
and acquisition,
development, and
construction (“ADC”)
loans in excess of $4.0
million.
•
All properties are
appraised by
independent appraisers.
•
All independent
appraisals are reviewed
by in-house appraisal
officers.
•
A second independent
appraisal review is
performed on loans that
are large and complex.
•
Multi-family:  70.9%
•
CRE:  23.8%
•
One-to-
Four Family: 1.3%
•
ADC:  1.0%
•
Commercial and
Industrial:  3.0%

Residential
Mortgage Banking
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New York Community Bancorp, Inc. Page 18
Our revenue mix has been enhanced since the establishment of our mortgage banking operation in January 2010.
Features
Loans can be originated/purchased in all 50 states and the District of Columbia.
Loan production is driven by our proprietary real time, web-accessible mortgage banking technology platform, which securely controls the lending process while mitigating business and regulatory risks.
Our 900 approved clients include community banks, credit unions, mortgage companies, and mortgage brokers.
100% of loans funded are full documentation, prime credit loans.
Credit Quality
As of September 30, 2014, 99.8% of all funded loans were current.
Limited
Repurchase Risk
Of the 12 loans we repurchased in the first nine months of 2014, six were loans acquired in merger transactions prior to 2009.
Benefits
Since January 2010, our mortgage banking business has originated 1-4 family loans of $37.1 billion and generated mortgage banking income of $568.0 million.
Our proprietary mortgage banking platform has enabled us to expand our revenues, market share, and product line.
Over time, mortgage banking income has supported the stability of our return on average tangible assets, even in times of interest rate volatility.

1.27%
1.23%
1.24%
1.36%
1.29%
1.24%
1.19%
1.21%
1.11%
1.12%
1.05%
1.06%
1.06%
$12.1
$28.9
$17.5
$32.0
$31.5
$39.3
$19.9
$44.4
$39.6
$33.0
$20.4
$19.3
$25.4
$24.3
$24.7
$35.2
$58.3
$52.6
$32.6
$26.1
$23.2
$16.2
$12.8
$14.6
$15.3
$16.6
$36.4
$53.6
$52.7
$90.3
$84.1
$71.9
$46.0
$67.6
$55.8
$45.8
$35.0
$34.6
$42.0
2.41%
2.05%
2.04%
1.83%
1.64%
1.71%
1.95%
1.99%
2.71%
2.74%
2.77%
2.62%
2.50%

New York Community Bancorp, Inc. Page 19
Average 10-Year
Treasury Rate
Return on Average
Tangible Assets  (a)
Prepayment penalty income and mortgage banking income have
contributed to the stability of our ROTA.
Total:
Prepayment Penalty Income
Mortgage Banking Income
3Q 2011
4Q 2011 1Q 2012 2Q 2012 3Q 2012
4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014
(a) ROTA is a non-GAAP financial measure.  Please see page 33 for additional information.
(dollars in millions)

Efficiency
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New York Community Bancorp, Inc. Page 21
Our efficiency is driven by several factors.
Multi-family and CRE lending are both
broker-driven, with the borrower paying fees
to the mortgage brokerage firm.
Products and services are typically
developed by third-party providers and the
sale of these products generates additional
revenues.
Franchise expansion has largely stemmed
from mergers and acquisitions; we rarely
engage in de novo branch development.
Most of our deposits have been acquired
through earnings-accretive acquisitions.
38 of our branches are located in-store,
where rental space is less costly, enabling
us to supplement the service provided by
our traditional branches more efficiently.
SNL U.S. Bank and Thrift Index NYCB
66.61%
66.96%
65.91%
65.38%
62.98%
40.75%
42.71%
44.81%
43.37%
43.35%
2012 2013 1Q 2014 2Q 2014 3Q 2014
EFFICIENCY RATIO

Growth Through
Acquisitions
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1. **Nov. 2000** Haven Bancorp (HAVN)
   Assets: $2.7 billion
   Deposits: $2.1 billion
   Branches: 39

2. **July 2001** Richmond County Financial Corp. (RCBK)
   Assets: $3.7 billion
   Deposits: $2.5 billion
   Branches: 24

3. **Oct. 2003** Roslyn Bancorp, Inc. (RSLN)
   Assets: $10.4 billion
   Deposits: $5.9 billion
   Branches: 38

4. **Dec. 2005** Long Island Financial Corp. (LICB)
   Assets: $562 million
   Deposits: $434 million
   Branches: 9

5. **April 2006** Atlantic Bank of New York (ABNY)
   Assets: $2.8 billion
   Deposits: $1.8 billion
   Branches: 13

6. **April 2007** PennFed Financial Services, Inc. (PFSB)
   Assets: $2.3 billion
   Deposits: $1.6 billion
   Branches: 23

7. **July 2007** NYC branch network of Doral Bank, FSB (Doral-NYC)
   Assets: $485 million
   Deposits: $370 million
   Branches: 11

8. **Oct. 2007** Synergy Financial Group, Inc. (SYNF)
   Assets: $892 million
   Deposits: $564 million
   Branches: 17

9. **Dec. 2009** AmTrust Bank
   Assets: $11.0 billion
   Deposits: $8.2 billion
   Branches: 64

10. **March 2010** Desert Hills Bank
    Assets: $452 million
    Deposits: $375 million
    Branches: 3

11. **June 2012** Aurora Bank FSB
    Assets: None
    Deposits: $2.2 billion
    Branches: 0
    Payment Received: $24.0 million

New York Community Bancorp, Inc. Page 23
Since our first acquisition, we have grown from $1.9 billion in assets to $48.7 billion.
Note: The number of branches indicated reflects the number of branches in our current franchise that stemmed from each transaction.
Transaction Type:  Savings Bank Commercial Bank Branch FDIC Deposit

CDs
NOW, MMAs, and Savings
Demand deposits
$171
$1,223
$1,874
$455
$2,609
$2,408
$720
$5,278
$4,362
$906
$6,015
$5,247
$1,265
$5,554
$5,945
$1,423
$4,975
$6,913
$1,870
$11,494
$9,054
$1,933
$12,122
$7,835
$2,759
$12,998
$9,121
$2,271
$16,458
$6,932
$2,422
$19,562
$6,324
12/31/00
12/31/01
12/31/03
12/31/05
12/31/06
12/31/07
12/31/09
12/31/10
12/31/12
12/31/13
9/30/14

New York Community Bancorp, Inc. Page 24
From 2000 to 2012, our deposit growth was largely
acquisition-driven.
(in millions)
DEPOSITS
w/ HAVN
w/ RCBK
w/ RSLN
w/ LICB
w/ ABNY
w/
PFSB,
Doral, &
SYNF
w/
AmTrust
w/ Desert
Hills
w/ Aurora
Total Deposits: $3,268 $5,472 $10,360 $12,168 $12,764 $13,311 $22,418 $21,890 $24,878 $25,661 $28,308
Total Branches: 86 120 139 152 166 217 276 276 275 273 272

Held-for-Investment Loans
Multi-family
CRE
All other HFI loans
Loans held for sale
Covered loan portfolio
$1,366
$324
$1,946
$1,584
$566
$3,255
$1,686
$1,445
$7,368
$1,287
$2,888
$12,854
$2,010
$3,114
$14,529
$2,482
$3,826
$14,055
$5,016
$1,654
$4,987
$16,736
$4,298
$1,207
$1,467
$5,438
$16,802
$3,284
$1,204
$1,243
$7,437
$18,605
$2,789
$307
$1,758
$7,366
$20,714
$2,505
$680
$1,709
$7,663
$22,880
12/31/00
12/31/01
12/31/03
12/31/05
12/31/06
12/31/07
12/31/09
12/31/10
12/31/12
12/31/13
9/30/14

New York Community Bancorp, Inc. Page 25
(a) Includes originations of loans held for sale of $888.5 million in 2009, $10.8 billion in 2010, $7.2 billion in 2011, $10.9 billion in 2012, $6.2 billion in 2013, and
$2.2 billion in the first nine months of 2014.
From 2000 to 2012, acquisitions provided much of the
funding for the organic growth of our loan portfolio.
LOANS OUTSTANDING
After
HAVN
After
RCBK
After
RSLN
After
LICB
After
ABNY
After
PFSB,
Doral, &
SYNF
After
AmTrust
After
Desert Hills
Total Loans Outstanding: $3,636 $5,405 $10,499 $17,029 $19,653 $20,363 $28,393 $29,212 $31,773 $32,934 $35,437
Total Originations: (a) $616 $1,150 $4,330 $6,332 $4,971 $4,853 $4,280 $15,193 $19,894 $17,403 $10,503
After Aurora
(in millions)

Total Return
on Investment
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SNL U.S. Bank and Thrift Index
NYCB (a)
244%
717%
213%
2,059%
209%
2,754%
245%
3,843%
168%
2,670%
260%
3,069%
393%
4,265%
420%
4,216%
11/23/93
12/31/99
12/31/08
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
9/30/14

New York Community Bancorp, Inc. Page 27
Our quarterly cash dividends are a significant component of
our commitment to building value for our investors.
CAGR since IPO:
27.3%
(a) Bloomberg
TOTAL RETURN ON INVESTMENT
As a result of nine stock splits between 1994 and 2004, our charter shareholders have 2,700 shares of NYCB stock for each 100 shares originally purchased.

Appendix
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New York Community Bancorp, Inc. Page 29
Reconciliations of GAAP and Non-GAAP Financial Measures
Cash earnings is a non-GAAP financial measure. The following table presents a reconciliation of the Company’s GAAP and cash earnings for the three months ended September 30, and June 30, 2014.
For the Three Months Ended
(in thousands, except per share data)
September 30, 2014 June 30, 2014
GAAP Earnings $120,258 $118,688
Additional contributions to tangible stockholders’ equity:
Amortization and appreciation of shares held in stock-
related benefit plans 6,778 7,278
Associated tax effects 550 523
Amortization of core deposit intangibles 2,019 2,082
Total additional contributions to tangible stockholders’ equity 9,347 9,883
Cash earnings $129,605 $128,571
Diluted GAAP Earnings per Share $0.27 $0.27
Add back:
Amortization and appreciation of shares held in stock-
related benefit plans 0.02 0.02
Associated tax effects -- --
Amortization of core deposit intangibles -- --
Total additions 0.02 0.02
Diluted cash earnings per share $0.29 $0.29

New York Community Bancorp, Inc. Page 30
Cash earnings is a non-GAAP financial measure. The following table presents a reconciliation of the Company’s GAAP and cash profitability measures for the three months ended September 30, and June 30, 2014.
Reconciliations of GAAP and Non-GAAP Financial Measures
For the Three Months Ended
(in thousands) September 30, 2014 June 30, 2014
Average stockholders’ equity $ 5,776,440 $ 5,767,564
Less:  Average goodwill and core deposit intangibles (2,447,277) (2,449,260)
Average tangible stockholders’ equity $ 3,329,163 $ 3,318,304
Average assets $48,484,853 $47,897,289
Less:  Average goodwill and core deposit intangibles (2,447,277) (2,449,260)
Average tangible assets $46,037,576 $45,448,029
Net income $120,258 $118,688
Add back:  Amortization of core deposit intangibles, net of tax 1,211 1,249
Adjusted net income $121,469 $119,937
Cash earnings $129,605 $128,571
Return on average assets 0.99% 0.99%
Cash return on average assets 1.07 1.07
Return on average tangible assets 1.06 1.06
Cash return on average tangible assets 1.13 1.13
Return on average stockholders’ equity 8.33 8.23
Cash return on average stockholders’ equity 8.97 8.92
Return on average tangible stockholders’ equity 14.59 14.46
Cash return on average tangible stockholders’ equity 15.57 15.50

New York Community Bancorp, Inc. Page 31
Reconciliations of Efficiency and Cash Efficiency Ratios
The following table presents a reconciliation of the Company’s efficiency and cash efficiency ratios for the three months ended September 30, and June
30, 2014.
For the Three Months Ended
September 30, 2014 June 30, 2014
(dollars in thousands)
Cash Cash
Total net interest income and non-interest income $330,315 $330,315 $336,085 $336,085
Operating expenses $143,176 $143,176 $145,754 $145,754
Adjustments:
Amortization and appreciation of shares held in
stock-related benefit plans -- (6,778) -- (7,278)
Adjusted operating expenses $143,176 $136,398 $145,754 $138,476
Efficiency ratio 43.35% 41.29% 43.37% 41.20%

New York Community Bancorp, Inc. Page 32
(dollars in thousands)
September 30,
2014
June 30,
2014
Total stockholders’ equity $ 5,777,998 $ 5,761,018
Less: Goodwill (2,436,131) (2,436,131)
Core deposit intangibles (9,816) (11,835)
Tangible stockholders’ equity $ 3,332,051 $ 3,313,052
Total assets $48,679,772 $48,604,772
Less: Goodwill (2,436,131) (2,436,131)
Core deposit intangibles (9,816) (11,835)
Tangible assets $46,233,825 $46,156,806
Stockholders’ equity to total assets 11.87% 11.85%
Tangible stockholders’ equity to tangible assets 7.21% 7.18%
Tangible stockholders’ equity $3,332,051 $3,313,052
Accumulated other comprehensive loss, net of tax 32,433 32,584
Adjusted tangible stockholders’ equity $3,364,484 $3,345,636
Tangible assets $46,233,825 $46,156,806
Accumulated other comprehensive loss, net of tax 32,433 32,584
Adjusted tangible assets $46,266,258 $46,189,390
Adjusted tangible stockholders’ equity to adjusted tangible assets 7.27% 7.24%
Tangible and adjusted tangible stockholders’ equity and tangible and adjusted tangible assets are non-GAAP capital measures. The following table presents reconciliations of these non-GAAP measures with the related GAAP measures at September 30, and June 30, 2014.
Reconciliations of GAAP and Non-GAAP Capital Measures

New York Community Bancorp, Inc. Page 33
For the Three Months Ended
(dollars in thousands)
September 30,
2014
June 30,
2014
March 31,
2014
December 31,
2013
September 30,
2013
June 30,
2013
March 31,
2013
December 31,
2012
September 30,
2012
June 30,
2012
March 31,
2012
December 31,
2011
September 30,
2011
Average Assets $48,484,853 $47,897,289 $46,872,770 $46,107,450 $44,343,284 $43,860,167 $43,243,259 $43,087,846 $43,205,076 $41,916,854 $41,775,013 $41,683,129 $41,261,984
Less: Average goodwill and core deposit intangibles (2,447,277) (2,449,260) (2,451,571) (2,454,191) (2,458,145) (2,462,265) (2,466,622) (2,471,204) (2,476,056) (2,480,921) (2,486,018) (2,491,327) (2,497,076)
Average tangible assets $46,037,576 $45,448,029 $44,421,199 $43,653,259 $41,885,139 $41,397,902 $40,776,637 $40,616,642 $40,729,020 $39,435,933 $39,288,995 $39,191,802 $38,764,908
Net Income $120,258 $118,688 $115,254 $120,155 $114,200 $122,517 $118,675 $122,843 $128,798 $131,212 $118,253 $117,652 $119,750
Add back:  Amortization of core deposit intangibles, net of
tax 1,211 1,249 1,394 1,839 2,470 2,509 2,653 2,826 2,913 2,952 3,095 3,269 3,653
Adjusted net income $121,469 $119,937 $116,648 $121,994 $116,670 $125,026 $121,328 $125,669 $131,711 $134,164 $121,348 $120,921 $123,403
Return on average assets 0.99% 0.99% 0.98% 1.04% 1.03% 1.12% 1.10% 1.14% 1.19% 1.25% 1.13% 1.13% 1.16%
Return on average tangible assets 1.06 1.06 1.05 1.12 1.11 1.21 1.19 1.24 1.29 1.36 1.24 1.23 1.27
Average tangible assets is a non-GAAP financial measure. The following table presents a reconciliation of this non-GAAP measure with the related
GAAP measure for the three months ended September 30, June 30, and March 31, 2014; December 31, September 30, June 30, and March 31, 2013;
December 31, September 30, June 30, and March 31, 2012; and December 31, and September 30, 2011.
Reconciliations of GAAP and Non-GAAP Financial Measures

New York Community Bancorp, Inc. Page 34
11/3/14
For More Information
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Call Investor Relations at:
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Write to:
Investor Relations
New York Community Bancorp, Inc.
615 Merrick Avenue
Westbury, NY  11590